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                                                         Exhibit 10(iii)A(19)(c)

                               AMENDMENT NO. 2 TO
                        NATIONAL SERVICE INDUSTRIES, INC.
                  NONEMPLOYEE DIRECTOR DEFERRED STOCK UNIT PLAN


     This Amendment is made as of the 31st day of December, 1997, by National Service Industries, Inc. (the "Corporation").

                              W I T N E S S E T H:

         WHEREAS, the Corporation previously established and amended the National Service Industries, Inc. Nonemployee Director Deferred Stock Unit Plan (the "Plan") for the benefit of directors of the Corporation who are not employees of the Corporation or any Subsidiary (as defined in the Plan); and

         WHEREAS, pursuant to the power of amendment contained in Section 7.1 of the Plan, by action of the Board of Directors of the Corporation taken December 17, 1997 and effective on the date hereof, the Plan is hereby amended as follows:

                                       1.

         Article 5 of the Plan is hereby amended, effective December 31, 1997, by renumbering Section 5.5 as 5.6 and inserting the following as Section 5.5:

                  5.5 Merger with Deferred Compensation Plan. The account of each Eligible Director who participates in the Directors' Deferred Compensation Plan shall be credited as of the close of business on December 31, 1997, with the number of Deferred Stock Units (rounded to the nearest hundredth) equal to such Eligible Director's account balance in the Directors' Deferred Compensation Plan as of that date divided by the Fair Market Value.

                                       2.

         Except as provided herein, the provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the day and year first written above.


ATTEST:                                        NATIONAL SERVICE INDUSTRIES, INC.




/s/ Carol Ellis Morgan               By:  /s/ James S. Balloun
Assistant Secretary                       James S. Balloun
                                          Chairman of  the Board, President  and
                                          Chief Executive Officer